SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 26, 2010

Harmonic Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-145794	20-0164981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Xuang Mi Hu Road, Xi Yuan, Futian, Shenzhen, P.R.C.	n/a
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  086-13828-766-488

Aviation Surveillance Systems, Inc. (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.03                      Amendments to Articles of Incorporation or Bylaws

The company’s board of directors and shareholders have, effective July 26, 2010, authorized a change in the name of the company to “Harmonic Energy, Inc.”  A copy of the Certificate of Amendment describing the name change filed with the state of Nevada is attached hereto as Exhibit 3.1.

In connection with the name change, effective as of the open of business on July 26, 2010, the company has the following new CUSIP number:

New CUSIP Number: 413159 104

Item 9.01.                      Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harmonic Energy, Inc.

/s/ Eden Ho
Eden Ho
President, Chief Executive Officer
Date: July 26, 2010